UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 14, 2006

                           SIBERIAN ENERGY GROUP INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                Nevada              333-118902          52-2207080
    ---------------------------    -----------     -------------------
  (State  or  other  jurisdiction  (Commission       (IRS  Employer
        of  incorporation)         File  Number)  Identification  No.)

      275  Madison  Ave,  6th  Floor,  New  York,  NY    10016
      ----------------------------------------------------------
      (Address  of  principal  executive offices)     (Zip Code)


                            (212)  828-3011
                    -------------------------------
                    Registrant's  telephone  number

         --------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 14, 2006, Siberian Energy Group Inc. ("we," and "us") entered into an Option Agreement with Key Brokerage, Inc., a Delaware corporation ("Key Brokerage" and the "Option Agreement"). Key Brokerage is the sole owner of Kondaneftegaz, LLC, a Russian limited liability company ("Kondaneftegaz").

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Kondaneftegaz  has  applied  for  ten  (10)  oil  and  gas  licenses  in  the
Khanty-Mansiysk district of Western Siberia, Russia, which will be proposed for distribution by the Russian government through a tender auction in 2006 and 2007.

The Option Agreement provided us the exclusive right for up to sixty (60) days from the date of the Option Agreement, subject to us conducting due diligence, to enter into a transaction with Key Brokerage whereby we would purchase seventy-five percent (75%) of the shares of Kondaneftegaz (the "Option").

In consideration for agreeing to the Option, we granted Key Brokerage 250,000 warrants to purchase shares of our common stock at an exercise price of $2.20 per share, exercisable for up to two (2) years from the date of the Option Agreement (the "Warrants"). The Option Agreement may be extended by us for up to an additional ninety (90) days, provided we provide Key Brokerage at least fifteen (15) days advance notice of our intent to extend the Option. In the event we choose to extend the Option, we have agreed to grant Key Brokerage additional warrants on identical terms as the Warrants, with the exception that such additional warrants will be exercisable until the second anniversary of the date the Option is extended.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

In connection with our entry into the Option Agreement with Key Brokerage (as described above) and granting Key Brokerage an aggregate of 250,000 warrants to purchase shares of our common stock at an exercise price of $2.20 per share, exercisable until September 14, 2008. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 since the foregoing grant of warrants did not involve a public offering, the recipient took the shares for investment and not resale and any shares issueable in connection with an exercise of the warrants will be restricted once issued. No underwriters or agents were involved in the foregoing grant and no underwriting discounts or commissions were paid by us.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number         Description
--------------         -----------------

10.1                   Option Agreement with Key Brokerage
10.2                   Warrant Agreement with Key Brokerage


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBERIAN ENERGY GROUP, INC.

By: /s/ David Zaikin
-------------------------
David Zaikin, Chief Executive Officer

Dated: September 19, 2006

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